Exhibit 99.1

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Searchable text section of graphics shown above

[LOGO]

William B. Skoglund	J. Douglas Cheatham	James L. Eccher
Chairman, President & CEO	Chief Financial Officer	President and CEO
Old Second Bancorp, Inc.	Old Second Bancorp, Inc.	Old Second National Bank
630-906-5483	630-906-5484	630-966-2433

Right sized banking.

Forward-looking Statements and Non-GAAP Disclosures	[LOGO]

In addition to historical information, this presentation contains forward-looking statements, which are subject to certain risks and uncertainties. Forward-looking statements include information concerning possible or assumed future results of Old Second’s operations.  Forward-looking statements generally include words such as believes, expects, anticipates and other similar expressions.

Stockholders should note that many factors could affect the future financial results of Old Second, causing those results to differ materially from those expressed in this presentation. These factors include operating, legal and regulatory risks; economic, political and competitive forces impacting our business; risk that our analysis of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful; volatility in interest rates; and other risks and uncertainties which are summarized in our SEC filings.

Old Second undertakes no obligation to publicly revise or update these forward-looking statements to reflect events that arise after this presentation.

Statements in this presentation may also include adjusted non-GAAP financial measures governed by Regulation G. Generally, we believe that these measures and ratios provide users of our financial information a more accurate view of the performance of the interest-earning assets and interest-bearing liabilities and of our operating efficiency for comparative purposes with other financial holding companies. The reconciliation of each non-GAAP presentation is included herein.

Who We Are

•                  $2.3 billion financial holding company headquartered in Aurora, Illinois

•                  3 independently chartered community banks

•                  Trust & Investment Group with over $1 billion under management

•                  Mortgage company

•                  28 locations

•                  64 ATM locations

[GRAPHIC]

[GRAPHIC]

Illinois’ Largest Cities

[CHART]

(Excluding Chicago)

Illinois’ Fastest Growing Cities: Net Gain 1990-2000

[CHART]

Illinois’ Fastest Growing Counties by %

7/1/01-7/1/02 (out of 102 counties)

[CHART]

NE Illinois Planning Commission Population Forecasts

	2000	2030	Difference	% Change
DuPage Cty.	904,161	1,002,325	98,164	10.86%
Kane Cty.	404,119	692,346	288,227	71.32%
Aurora (excl. Kend.)	142,150	190,167	48,017	33.78%
Batavia	23,866	31,402	7,536	31.58%
Elgin	94,487	162,416	67,929	71.89%
Geneva	19,515	25,480	5,965	30.57%
North Aurora	10,585	20,694	10,109	95.50%
St. Charles	27,896	36,671	8,775	31.46%
South Elgin	16,100	27,567	11,467	71.22%
Sugar Grove	3,909	62,742	58,833	1505.07%

Old Second Kane County Market Leader

	1999	2000	2001	2002	2003	2004	2005
	% Mkt	% Mkt	% Mkt	% Mkt	% Mkt	% Mkt	% Mkt

O2	13.08%	15.07%	16.19%	17.21%	17.34%	17.97%	18.44%
Harris	10.41%	10.80%	10.82%	10.49%	10.59%	11.61%	10.54%
5/3	20.86%	17.72%	15.98%	13.41%	11.30%	9.70%	9.49%
Chase	11.60%	10.62%	8.92%	8.82%	9.48%	8.64%	8.55%
EFS	6.02%	6.88%	6.73%	7.20%	7.35%	7.80%	8.17%
1st Am	4.50%	5.35%	5.52%	5.00%	4.81%	4.37%	4.14%

Remaining 40 banks each have less than 4% share of Kane County market.

Old Second Kendall County Market Leader

	1999	2000	2001	2002	2003	2004	2005
	% Mkt	% Mkt	% Mkt	% Mkt	% Mkt	% Mkt	% Mkt

O2	21.38%	24.40%	25.67%	28.53%	30.21%	32.39%	33.46%
OswgoC	15.05%	10.11%	15.66%	16.38%	15.93%	15.49%	14.27%
Castle	13.10%	12.54%	12.42%	12.79%	13.38%	13.77%	14.36%
Harris	5.00%	5.98%	5.47%	12.15%	11.57%	9.89%	8.79%
Union	8.37%	8.14%	7.24%	7.29%	7.54%	7.52%	7.68%
5/3	14.87%	11.17%	10.03%	8.09%	6.69%	6.06%	6.15%

Remaining 8 banks each have less than 5% share of Kane County market.

Deposit Market Share

AURORA (KANE)

	# of	Deposits	Market
	offices	($000)	Share
Old Second	4	732,309	47.93%
Fifth Third	4	223,071	14.60%
Harris Aurora	4	137,351	8.99%
Benchmark	1	121,812	7.97%
West Suburban	3	92,276	6.04%
National City	2	73,533	4.81%
Banco Popular	2	64,671	4.23%

YORKVILLE

	# of	Deposits	Market
	offices	(000s)	Share
OSB-Yorkville	2	232,065	61.42%
Castle Bank	1	131,005	34.67%
Union Bank	1	10,286	2.72%
TCF Bank	1	2,238	0.59%

ELBURN

OSB-Kane Cty.	1	119,815	74.14%
American B&T	1	22,740	14.07%
Fifth Third	1	19,048	11.79%

Deposit Market Share

JOLIET (WILL)

	# of	Deposits	Market
	offices	($000)	Share
1. 1st Midwest	8	1,000,930	36.48%
2. Harris	7	673,449	24.54%
3. JP Morgan	6	291,517	10.62%
4. 1st American	2	135,371	4.93%
17. Old Second	1	7,621	0.28%

ELGIN

	# of	Deposits	Market
	offices	($000)	Share
1. EFS	4	449,189	25.28%
2. JP Morgan	5	289,814	16.31%
3. Union	2	282,985	15.93%
4. Elgin State	3	199,177	11.21%

NAPERVILLE (DUPAGE/WILL)

	# of	Deposits	Market
	offices	(000s)	Share
1. Harris	6	696,993	19.83%
2. MidAmerica	4	542,417	15.43%
3. Regency	3	449,433	12.79%
4. US Bank	3	289,582	8.24%
14. Old Second	2	64,542	1.84%
(Lisle/Naper)

SOUTH ELGIN/ELGIN

	# of	Deposits	Market
	offices	($000)	Share
1. EFS	4	449,189	22.73%
2. JP Morgan	6	294,561	14.90%
3. Union	2	282,985	14.32%
4. Elgin State	3	199,177	10.08%
15. Old Second	1	12,020	0.61%

Total Assets

as of December 31

[CHART]

Total Loans

as of December 31

[CHART]

Loan Mix

as of December 31

2005	2004

[CHART]	[CHART]

Net Charge-Offs

to Average Loans

[CHART]

The peer group consists of the 30 Midwest banks closest in asset size to OSBC.

Net Charge-Offs To Reserves

[CHART]

The peer group consists of the 30 Midwest banks closest in asset size to OSBC.

Total Deposits

as of December 31

[CHART]

Deposit Mix

as of December 31

2005	2004

[CHART]	[CHART]

Net Interest Margin

[CHART]

The peer group consists of the 30 Midwest banks closest in asset size to OSBC.

Reconciliations of non-GAAP disclosures are available in public filings linked at o2bancorp.com.

Efficiency Ratio

[CHART]

The peer group consists of the 30 Midwest banks closest in asset size to OSBC.

Reconciliations of non-GAAP disclosures are available in public filings linked at o2bancorp.com.

Return on Equity

[CHART]

Earnings Per Share

(Diluted Basis)

[CHART]

Peer Comparison

Market	National
OSBC	Area	Illinois	$1-$3b
Return on equity	19.11%	11.42%	11.76%	13.10%
Return on assets	1.24%	1.07%	.95%	1.12%
Net interest margin	3.64%	3.66%	3.45%	4.10%
Efficiency ratio	57.30%	66.62%	62.96%	59.09%
NPL % of loans	0.22%	0.41%	0.49%	0.45%
Charge-offs/Avg. Loans	0.03%	0.13%	0.18%	0.22%
Price to LTM earnings	15.8	x	NA	18.7	x	16.7	x

Market Area: Six-county region in which OSBC has branches.

Illinois: Publicly-traded bank holding companies in Illinois.

National $1-$3b: Banks with assets between $1 billion and $3 billion.

Stock Comparison

One Year Performance

[CHART]

Stock Comparison

Five Year Performance

[CHART]